                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
SEEKING LONG-TERM GROWTH OF CAPITAL,
CURRENT INCOME AND GROWTH OF INCOME

Kemper U.S. Growth And
Income Fund

"... In July we enhanced our valuation screens to include low price to earnings, low price to cash flow and other earnings factors, in addition to high relative dividend yield ... The enhancement is really a nuance as opposed to a sweeping change. It enables us to consider -- where we could not have considered before -- stocks that don't pay dividends. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
15
Financial Statements
17
Notes to Financial Statements
21
Financial Highlights
23
Report of Independent Auditors

At A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND INCOME FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 10.87
CLASS B                                                  9.96
CLASS C                                                  9.88
LIPPER-LARGE-CAP VALUE FUNDS CATEGORY AVERAGE*          20.68
-------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                  AS OF     AS OF
                                 9/30/99   9/30/98
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND
INCOME FUND CLASS A               $9.99     $9.12
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND
INCOME FUND CLASS B               $9.98     $9.12
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND
INCOME FUND CLASS C               $9.97     $9.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER U.S. GROWTH AND INCOME FUND
RANKINGS AS OF 9/30/99*
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP VALUE FUNDS CATEGORY

                       CLASS A    CLASS B    CLASS C
                       SHARES     SHARES     SHARES
--------------------------------------------------------------------------------
1-YEAR             #227 of    #230 of    #231 of
                    250 funds  250 funds  250 funds
--------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.
--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE YEAR ENDED SEPTEMBER 30, 1999, KEMPER U.S. GROWTH AND INCOME FUND PAID THE FOLLOWING DIVIDENDS PER SHARE.

                       CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND        $0.1225  $0.0485  $0.0505
--------------------------------------------------------------------------------

TERMS TO KNOW
--------------------------------------------------------------------------------

CYCLICAL STOCK A stock of a company in an industry in which earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are companies that produce commodities such as paper, steel and chemical companies. The performance of noncyclical industries such as food, insurance and drugs is normally not as directly affected by economic changes.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999 a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.
  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate 1                          6.1                    5.2                    4.5                   6.0
Prime rate 2                                     8.25                   7.75                   8.25                  8.5
Inflation rate 3*                                2.6                    1.8                    1.4                   2.2
The U.S. dollar 4                               -0.9                   -0.5                    1.1                   7.6
Capital goods orders 5*                          5.25                   5.5                    8.6                   4.6
Industrial production 5*                         2.4                    2.0                    2.65                  6.1
Employment growth 6                              2.2                    2.3                    2.4                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 28, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

IN MID-OCTOBER (AFTER THE CLOSE OF THIS REPORTING PERIOD), KATHLEEN MILLARD ASSUMED THE ROLE OF LEAD PORTFOLIO MANAGER. SHE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991 AS A PORTFOLIO MANAGER AND BEGAN HER INVESTMENT CAREER IN 1983. MILLARD HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE AS A PORTFOLIO MANAGER SPECIALIZING IN VALUE-STYLE PORTFOLIOS AND IS A CHARTERED FINANCIAL ANALYST.

BENJAMIN THORNDIKE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE ITS INCEPTION IN 1998. HE JOINED THE ORGANIZATION IN 1983 AND HAS NEARLY 20 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

THE TEAM IS SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER INVESTMENT SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF LORI ENSINGER AND BENJAMIN THORNDIKE ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE Update

THE FOLLOWING INTERVIEW WAS CONDUCTED WITH LORI ENSINGER, LEAD PORTFOLIO MANAGER OF KEMPER U.S. GROWTH AND INCOME FUND THROUGH THE 12-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 1999. ON OCTOBER 19, 1999 KATHLEEN MILLARD ASSUMED THE ROLE OF LEAD PORTFOLIO MANAGER OF THE FUND. ALL FUTURE INTERVIEWS WILL BE CONDUCTED WITH MILLARD.

Q     HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD?

A     The fund's Class A shares gained 10.87 percent unadjusted for any sales charge. The Standard & Poor's 500 stock index gained 27.81 percent and the Russell 1000 Value index gained 18.72 percent. The fund's relative underperformance is due to the bifurcated market environment that favored growth stocks over value stocks (see Terms To Know on page 2).

Q     VOLATILITY ROCKED THE STOCK MARKET THIS YEAR. WHAT CAUSED THE VOLATILITY,
AND WHAT HAS ITS IMPACT BEEN ON VALUE-STYLE STOCKS AND ON KEMPER U.S. GROWTH AND INCOME FUND IN PARTICULAR?

A     Yes, the market has been volatile. It may be easier to answer this question by talking about specific time periods throughout the year that were characterized by different market and economic events.

OCTOBER 1998 THROUGH MARCH 1999

      You may recall that a year ago, we were coming off a market decline, which was driven by the global financial crisis -- Latin America, Russian default and hedge fund failures. In response, the Federal Reserve Board (the Fed) aggressively lowered short-term interest rates three times in the span of about 60 days. The Fed's actions stabilized not only the U.S. market, but global markets as well, because it signalled that the U.S. would provide leadership and liquidity to the marketplace.

      In turn, the market rebounded in late 1998. Growth and technology stocks made up some lost ground and continued to lead the market as they had done earlier in 1998. This narrow leadership -- and the disparity in performance between growth and value stocks -- caused the fund to lag the overall market as as measured by the Standard & Poor's 500 stock index.

      The fund also underperformed other value funds because our investment process at that time precluded us from owning stocks that did not pay dividends. Many nonyielding, undervalued stocks rallied sharply at the point, and we did not own them.

APRIL 1999 THROUGH JUNE 1999

      In late March and early April, Asia began showing signs of recovery, which caused commodity prices -- prices of materials such as steel, chemicals, forest products and oil -- to rally sharply. The market's underlying fear of a global economic meltdown nearly disappeared as global and international markets beyond Asia also showed signs of strength.

      We saw a total shift in market sentiment in April that led to a period in which value-style investments outperformed growth. Kemper U.S. Growth And Income Fund gained 11.03 percent from April through June, compared with the S&P gain of
7.05 percent. These

PERFORMANCE UPDATE

gains were due to the sizeable position of commodity cyclical stocks (see Terms To Know on page 2) held in the fund. These stocks, which had been a drag on performance during the first part of the period, buoyed the fund from April through June. Rising interest rates, however, began to dampen enthusiasm for these cyclical stocks near the end of June -- despite the companies' growing earnings.

JULY 1999 THROUGH SEPTEMBER 1999

  After reaching new highs in July, the S&P posted overall declines for July, August and September. These declines were driven by the Fed's decision to raise interest rates twice during the period, which put a psychological lid on the overall market. Technology stocks and many Internet issues managed to continue their climb in valuation, while value stocks struggled. As a result, the fund declined 11.19 percent during this period.

Q     WHY HAVE TECHNOLOGY AND INTERNET STOCKS BEEN SO RESILIENT?

A     In most market environments, you'd expect just the opposite. Typically, the stocks with the highest values tumble first as rates rise and uncertainty enters the market. This, of course, has not happened with technology stocks.

      As rates began to rise this summer, investors began to doubt that the earnings of cyclical companies would remain strong. Market sentiment reverted back to where it was before, and investors were willing to pay a premium to own what they considered to be the very best companies -- technology companies that they believed would provide positive performance no matter what happened with the economy. This was an atypical reaction by the market that led to gains by only a narrow band of stocks that didn't have cyclical exposure.

Q     HAVE YOU REDUCED THE FUND'S COMMODITY CYCLICAL EXPOSURE?

A     We trimmed the portfolio somewhat, but we did so more to take profits than to limit our exposure in this area. DuPont and Dow Chemical, which are major cyclical companies, performed extremely well. We sold them to take profits and reinvested in specialty cyclical companies such as Air Products & Chemicals, Inc.

      Our overall position is down slightly from where it was last year, but we still have a major commitment to cyclical stocks, certainly in the chemical area. Although the earnings of these companies aren't up dramatically, they are showing improving trends. We believe there is still a great deal of upside potential for these types of stocks, especially if their earnings continue to improve.

Q     OTHER THAN THE CYCLICAL SECTOR, IS THERE ANOTHER SECTOR THAT HAS
CONTRIBUTED TO THE FUND'S PERFORMANCE?

A     We're very pleased with the performance of the fund's
communications-services holdings. As of September 30, communications services was the largest fund sector, representing nearly 17 percent of the fund's assets. These core holdings benefited from increased Internet usage. Companies such as Corning, Frontier and Sprint are what we call the "toll takers" of the Internet. They provide critical services (such as bandwidth) that make hookups to the Internet possible.

      In addition to the increasing demand for its products and services, the industry has benefited from con-solidation. Several of the fund's holdings have been courted by other companies, resulting in a bid-up in their value. Although no deal was announced during the period, speculation about a merger between MCI WorldCom and Sprint was enough to significantly drive up the valuation of Sprint, which is held in the fund.

Q     DO YOU THINK THIS TYPE OF CONSOLIDATION IN COMMUNICATIONS SERVICES CAN
CONTINUE?

A     Yes, and we think it will continue on a global basis, where we might see international companies wanting to enter the U.S. marketplace. This consolidation, if it continues, would be positive for the fund's holdings.

Q     WHAT SECTORS HAVE DISAPPOINTED YOU?

A     Financial services stocks -- banks, insurance companies and specialty finance companies -- represent more than 14 percent of the fund's assets as of September 30. This is an industry that has struggled all year and has inhibited the fund's performance.

      The fund's bank holdings suffered most for several reasons. Since the beginning of 1999, there has been concern about the direction of interest rates, which has hurt bank stocks. Typically, banks make fewer loans in higher-interest-rate environments, which can cause a slowdown in their earnings. This summer, the fear became reality as the Fed raised short-term interest rates twice as a preemptive move to slow the economy which seemed to be heating up.

PERFORMANCE UPDATE

      In addition to rising rates, consolidation in the industry has caused some concern and caused valuations to slide. Over the last couple years, there has been tremendous consolidation in the industry, including highly publicized mega-transactions, such as the combination of Bank One and First Chicago/NBD, Bank of America and NationsBank, and First Union acquiring CoreStates. Some of these mergers have led to earnings disappointments for the combined entities.

      Over the last six months, integration issues have caused problems in terms of lower-than-expected earnings and operational problems. Two of the fund's holdings -- First Union and Bank One -- suffered as a result. First Union had notable operational issues caused by its integration with CoreStates. Bank One announced an earnings shortfall during September, which led to a significant decline in price on the basis of its credit-card operations, which had, for a long time, been a positive contributing factor to its returns. These two events call into question the thesis of whether such large transactions can truly achieve the synergies and cost savings initially expected.

Q     WHAT COMPANIES HELPED PERFORMANCE?

A     Corning was a significant contributor; on September 30, it represented about 5.2 percent of the portfolio. The stock gained sharply during the first nine months of 1999. GeorgiaPacific, which rallied off its lows in late 1998 and is up year-to-date, also helped performance. The fund also benefited from its energy holdings that accelerated as oil prices rose. Williams Company, Texaco and nearly all of the fund's domestic oil stocks have been positive contributors.

Q     YOU MENTIONED THAT THERE WAS A CHANGE IN THE FUND'S STOCK-SCREENING
PROCESS. CAN YOU EXPLAIN THE CHANGE AND HOW IT IMPACTS THE FUND?

A     In July, we enhanced our valuation screens to include low price to earnings (P/E), low price to cash flow (P/CF) and other earnings factors, in addition to high relative dividend yield (RDY), since our investment model includes these as well.

      Scudder Kemper's Quantitative Analysis group rigorously tested 35 factors that go into the models we use for stock selection. They tested to see what factors would help provide the best upside potential while limiting downside risk. They determined that the combination of P/E, P/CF and RDY, along with other earnings factors, provided the best results.

      So, today we consider all three of those valuation factors together when we screen stocks. Previously, we looked first at relative yield. If a stock had a high dividend yield, we'd then look at the other value factors.

      Other than adding P/E and P/CF to the initial screen, there is very little that is different. The enhancement is really a nuance as opposed to a sweeping change. It enables us to consider -- where we could not have considered before
 -- stocks that don't pay dividends.

      It's important to understand that the motivation for this change is not to enable us to buy growth and technology companies. We're simply acknowledging the fact that not all value companies pay high dividends. In fact, about a third of the companies in the Russell 1000 index don't pay any dividends at all. This figure has been increasing steadily in the last decade -- meaning our universe of potential investments has dwindled if we use relative yield as our sole screen. The market has evolved, so our discipline must evolve, too.

Q     WHAT TYPE OF CATALYST IS NEEDED FOR THE MARKET TO BROADEN?

A     We don't think this bifurcated market can last forever. However, it's hard to predict exactly what might turn it around.

      If the Fed continues to raise rates, it may reverse what was done a year ago. That would weigh heavily on the overall market -- and could possibly flatten out returns. However, because there has been such disparity in valuations, a meaningful rotation to undervalued stocks may occur. A disappointment in earnings by leading technology companies, which are trading at all-time-high valuations, could also lead to a reversal. Or if the underlying fundamentals within many of the more cyclical and commodity-oriented companies -- papers, chemicals and forest products -- show faster than anticipated earnings recovery, a rotation may take place.

      In any of these environments, we feel our portfolio would be poised to benefit. The fund represents good value and has a much lower P/E than the S&P 500.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR THE PERIODS ENDED SEPTEMBER 30,1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                      LIFE OF
                                                          1-YEAR       CLASS
-------------------------------------------------------------------------------------------------
    KEMPER U.S. GROWTH AND INCOME FUND CLASS A              4.46%     0.59%      (since 1/30/98)
 .................................................................................................
    KEMPER U.S. GROWTH AND INCOME FUND CLASS B              6.96      1.72       (since 1/30/98)
 .................................................................................................
    KEMPER U.S. GROWTH AND INCOME FUND CLASS C              9.88      3.44       (since 1/30/98)
 .................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH & INCOME FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 1/31/98 to 9/30/99

                                     KEMPER U.S. GROWTH &        STANDARD & POOR'S 500
                                     INCOME FUND CLASS A1            STOCK INDEX*           CONSUMER PRICE INDEX**
                                     --------------------        ---------------------      ----------------------
1/31/98                                     9425.00                    10000.00                    10000.00
                                           10179.00                    11629.00                    10087.00
12/31/98                                   10123.00                    12689.00                    10142.00
                                           11371.00                    14169.00                    10285.00
9/30/99                                    10099.00                    13240.00                    10365.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH & INCOME FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 1/31/98 to 9/30/99

                                     KEMPER U.S. GROWTH &        STANDARD & POOR'S 500
                                     INCOME FUND CLASS B1            STOCK INDEX*           CONSUMER PRICE INDEX**
                                     --------------------        ---------------------      ----------------------
1/31/98                                    10000.00                    10000.00                    10000.00
                                           10769.00                    11629.00                    10087.00
12/31/98                                   10673.00                    12689.00                    10142.00
                                           11947.00                    14169.00                    10285.00
9/30/99                                    10296.00                    13240.00                    10365.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER U.S. GROWTH & INCOME FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 1/31/98 to 9/30/99

                                     KEMPER U.S. GROWTH &        STANDARD & POOR'S 500
                                     INCOME FUND CLASS C1            STOCK INDEX*           CONSUMER PRICE INDEX**
                                     --------------------        ---------------------      ----------------------
1/31/98                                    10000.00                    10000.00                    10000.00
                                           10770.00                    11629.00                    10087.00
12/31/98                                   10664.00                    12689.00                    10142.00
                                           11940.00                    14169.00                    10285.00
9/30/99                                    10580.00                    13240.00                    10365.00

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COSTS.

  *AVERAGE ANNUAL TOTAL RETURNS AND TOTAL RETURN MEASURE NET INVESTMENT INCOME
   AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75%, FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3% AND FOR CLASS C SHARES NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER U.S. GROWTH & INCOME FUND TO THE STANDARD & POOR'S 500 STOCK INDEX* AND THE CONSUMER PRICE INDEX**, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

  *THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
   REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

 **THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN
   THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. IT IS GENERALLY CONSIDERED TO BE A MEASURE OF INFLATION. SOURCE IS CDA WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on September 30, 1999, and September 30, 1998.

                                  [BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND             KEMPER U.S. GROWTH AND
                                                                   INCOME FUND ON 9/30/99             INCOME FUND ON 9/30/98
Capital goods                                                              17.90                               7.90
Communications services                                                    17.80                               0.00
Finance                                                                    14.10                              22.60
Consumer non-durables                                                      12.90                               8.50
Energy                                                                     10.90                              10.90
Transportation                                                              5.50                               3.30
Health care                                                                 4.90                               7.00
Technology                                                                  4.90                               2.00
Basic materials                                                             4.10                              15.50
Utilities                                                                   3.70                              22.30
Other                                                                       3.30                               0.00

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper U.S. Growth and Income Fund represented on September 30, 1999, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                                  [BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND          STANDARD & POOR'S 500 STOCK
                                                                   INCOME FUND ON 9/30/99                INDEX ON 9/30/99
Capital goods                                                              17.90                               8.50
Communications services                                                    17.80                               7.70
Finance                                                                    14.10                              14.60
Consumer non-durables                                                      12.90                              21.20
Energy                                                                     10.90                               6.40
Transportation                                                              5.50                               0.80
Health care                                                                 4.90                              10.80
Technology                                                                  4.90                              23.90
Basic materials                                                             4.10                               3.20
Utilities                                                                   3.70                               2.90
Other                                                                       3.30                               0.00

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 30.3 percent of the fund's common stock holdings on September 30, 1999

---------------------------------------------------------------------------------------
             HOLDINGS                                                           PERCENT
---------------------------------------------------------------------------------------
1.           CORNING                       Corning is a global,                   5.3%
                                           technology-based corporation that
                                           operates in three broadly based
                                           business segments:
                                           telecommunications, advanced
                                           materials and information
                                           display.
---------------------------------------------------------------------------------------
2.           BELL ATLANTIC                 Bell Atlantic is an international      4.0%
                                           telecommunications company that
                                           operates in four segments:
                                           domestic telecom, global wireless,
                                           directory and other businesses.
---------------------------------------------------------------------------------------
3.           MOBIL                         Mobil is the second-largest oil        3.4%
                                           company in the U.S., and is being
                                           bought by Exxon. The two combined
                                           will create Exxon Mobil, far and
                                           away the world's biggest oil
                                           company.
---------------------------------------------------------------------------------------
4.           CSX                           CSX operates the third-largest         3.3%
                                           U.S. rail system.
---------------------------------------------------------------------------------------
5.           DAYTON HUDSON                 Dayton Hudson operates nearly          2.7%
                                           1,200 stores in three formats,
                                           including Target, the #3 U.S.
                                           discount chain; Mervyn's
                                           California midrange department
                                           stores, found primarily in the
                                           West and Southwest; and Dayton,
                                           Hudson's, and Marshall Field's
                                           upscale department stores in the
                                           Midwest.
---------------------------------------------------------------------------------------
6.           GTE                           GTE serves local phone customers       2.6%
                                           in 28 U.S. states and offers
                                           long-distance service in 50. It
                                           provides cellular and PCS phone
                                           service through its subsidiary GTE
                                           Wireless, consumer Internet access
                                           through GTE.net, and also operates
                                           cable franchises. GTE has agreed
                                           to be acquired by Bell Atlantic.
---------------------------------------------------------------------------------------
7.           BRISTOL-MYERS SQUIBB          Bristol-Myers Squibb is a              2.5%
                                           manufacturer of personal-care
                                           products under brands such as
                                           Clairol and Excedrin. Most of its
                                           sales come from pharmaceuticals.
                                           The company focuses its efforts on
                                           cardiovascular treatments and
                                           related products, such as
                                           cholesterol-reduction drugs and
                                           anticancer and anti-infective
                                           drugs. The company also makes baby
                                           formula as well as wound-treatment
                                           and orthopedic products.
---------------------------------------------------------------------------------------
8.           BELLSOUTH                     BellSouth is a local phone             2.3%
                                           service, domestic cellular and PCS
                                           provider. BellSouth.net provides
                                           dial-up Internet access and is
                                           rolling out high-speed ADSL
                                           (asymmetric digital subscriber
                                           line) access. BellSouth also has
                                           expanding wireless operations and
                                           telecommunications offerings in
                                           Latin America.
---------------------------------------------------------------------------------------
9.           SPRINT                        Sprint is a long-distance and          2.1%
                                           local telephone service provider.
                                           Sprint is expected to be acquired
                                           by MCI WorldCom.
---------------------------------------------------------------------------------------
10.          TEXACO                        Texaco is engaged in the               2.1%
                                           exploration, production,
                                           manufacture, transportation and
                                           sale of crude oil, natural gas and
                                           petroleum products.
---------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1999
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
    COMMON STOCKS--95.7%                                                                       SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--16.4%
    TELEPHONE/COMMUNICATIONS
                                              Alltel Corp.                                      7,650          $   538
                                              Ameritech Corp.                                   5,100              343
                                              Bell Atlantic Corp.                              20,350            1,370
                                              BellSouth Corp.                                  17,700              796
                                          (a) Global Crossing Ltd.                             13,171              349
                                              GTE Corp.                                        11,600              892
                                              SBC Communications, Inc.                         12,900              659
                                              Sprint Corp.                                     13,200              716
                                              ------------------------------------------------------------------------
                                                                                                                 5,663
----------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--2.5%
    BUILDING PRODUCTS--.9%
                                              Georgia Pacific Group                             7,900              320
                                              ------------------------------------------------------------------------

    FOREST PRODUCTS--1.6%
                                              Weyerhaeuser Co.                                  9,350              539
                                              ------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    CONSUMER
    DISCRETIONARY--2.7%
    DEPARTMENT &
    CHAIN STORES
                                              Dayton Hudson Corp.                              15,300              919
                                              ------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.6%
    ALCOHOL &
    TOBACCO--1.2%
                                              Philip Morris Companies                          12,150              415
                                              ------------------------------------------------------------------------

    FOOD & BEVERAGE--3.4%
                                              Albertson's Inc.                                  7,463              295
                                              H.J. Heinz Co.                                    8,000              344
                                              PepsiCo Inc.                                     18,000              545
                                              ------------------------------------------------------------------------
                                                                                                                 1,184
----------------------------------------------------------------------------------------------------------------------
    PACKAGED GOODS
    COSMETICS--3.0%
                                              Avon Products, Inc.                              20,200              501
                                              Colgate-Palmolive Co.                             6,700              307
                                              Gillette Co.                                      6,500              221
                                              ------------------------------------------------------------------------
                                                                                                                 1,029
----------------------------------------------------------------------------------------------------------------------

    DURABLES--6.6%
    AUTOMOBILES--2.3%
                                              Ford Motor Co.                                   10,125              508

                                              Meritor Automotive, Inc.                         14,200              296
                                              ----------------------------------------------------------------------------
                                                                                                                   804

    AEROSPACE--4.3%
                                              Lockheed Martin Corp.                            18,700              611
                                              Northrop Grumman Corp.                            5,200              331
                                              Rockwell International Corp.                      9,900              520
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--10.7%
    OIL & GAS PRODUCTION--2.9%
                                              Burlington Resources, Inc.                        9,500              349
                                              Conoco, Inc. "A"                                 12,400              344
                                              Conoco, Inc. "B"                                 11,056              303
                                              ----------------------------------------------------------------------------
                                                                                                                   996

    OIL COMPANIES--6.7%
                                              Chevron Corp                                      5,175              459
                                              Mobil Corp.                                      11,400            1,149
                                              Texaco Inc.                                      11,225              709
                                              ----------------------------------------------------------------------------
                                                                                                                 2,317

    OIL/GAS TRANSMISSION--1.1%
                                              Williams Cos., Inc.                              10,100              378
                                              ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                               SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--13.8%
    BANKS--6.8%
                                                   Bank One Corp.                               7,025          $   245
                                                   Bank of America Corp.                        8,266              460
                                                   Chase Manhattan Corp.                        7,150              539
                                                   First Union Corp.                            7,715              274
                                                   Fleet Financial Group Inc.                   9,400              344
                                                   J.P. Morgan & Co., Inc.                      1,200              137
                                                   US Bancorp                                  11,425              345
                                                   -----------------------------------------------------------------------
                                                                                                                 2,344

    INSURANCE--2.2%
                                                   Allstate Corp.                               6,400              160
                                                   Marsh & McLennan Companies, Inc.             3,700              254
                                                   St. Paul Companies, Inc.                    13,100              360
                                                   -----------------------------------------------------------------------
                                                                                                                   774

    CONSUMER FINANCE--.5%
                                                   SLM Holding Corp.                            3,900              168
                                                   -----------------------------
                                                   ----------------------------------------------------------------------
OTHER FINANCIAL
      COMPANIES--1.7%
                                                   Federal National Mortgage Association        9,075              569
                                                   ----------------------------------------------------------------------

    REAL ESTATE--2.6%
                                                   Boston Properties, Inc. (REIT)              10,000              307
                                                   General Growth Properties, Inc. (REIT)      11,400              359
                                                   Speiker Properties, Inc. (REIT)              6,900              239
                                                   ----------------------------------------------------------------------
                                                                                                                   905
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--4.5%
    PHARMACEUTICALS
                                                   American Home Products Corp.                16,600              689
                                                   Bristol-Myers Squibb Co.                    12,550              847
                                                   ----------------------------------------------------------------------
                                                                                                                 1,536
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--11.1%
    CHEMICALS--.9%
                                                   Lyondell Petrochemical Co.                  22,525              301
                                                   ----------------------------------------------------------------------

    CONTAINERS & PAPER--.6%
                                                   Temple-Inland Inc.                           3,525              213
                                                   ----------------------------------------------------------------------

    ELECTRONIC PRODUCTS--1.0%
                                                   Emerson Electric Co.                         5,400              341
                                                   ----------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--5.2%
                                                   Corning Inc.                                26,175            1,795
                                                   ----------------------------------------------------------------------

    MACHINERY/COMPONENTS/
      CONTROLS--1.5%
                                                   Parker-Hannifin Corp.                       11,600              520
                                                   ----------------------------------------------------------------------

    OFFICE EQUIPMENT/
      SUPPLIES--1.4%
                                                   Xerox Corp.                                 11,450              480
                                                   ----------------------------------------------------------------------

    SPECIALTY CHEMICAL--.5%
                                                   Air Products & Chemicals, Inc                5,600              163
                                                   ----------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.6%
    STEEL & METALS
                                                   Allegheny Teledyne Inc.                     20,825              352

                                                   Oregon Steel Mills, Inc.                    16,200              181
                                                   -----------------------------------------------------------------------
                                                                                                                   533
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.0%
    PRINTING/PUBLISHING
                                                   McGraw-Hill Inc.                             7,400              356
                                                   -----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

DOLLARS IN THOUSANDS

                                                                                              NUMBER OF
                                                                                               SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--4.8%
    COMPUTER SOFTWARE--3.1%
                                              Computer Associates International, Inc.          11,300          $   692
                                              Oracle Corp.                                      8,700              396
                                              ---------------------------------------------------------------------------
                                                                                                                 1,088

    ELECTRONIC DATA
      PROCESSING--1.7%
                                              Hewlett-Packard Co.                               6,300              580
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--5.5%
    AIRLINES--.8%                         (a) AMR Corp.                                         3,300              180
                                          (a) US Airways Group, Inc.                            2,700               71
                                              ---------------------------------------------------------------------------
                                                                                                                   251
-------------------------------------------------------------------------------------------------------------------------

    RAILROADS--4.7%
                                              CSX Corp.                                        26,500            1,123
                                              Norfolk Southern Corp.                           20,700              507
                                              ---------------------------------------------------------------------------
                                                                                                                 1,630
-------------------------------------------------------------------------------------------------------------------------

    UTILITIES--3.7%
    ELECTRIC UTILITIES
                                              CINergy Corp.                                    13,000              368
                                              PacifiCorp                                       18,700              376
                                              Unicom Corp.                                     14,025              518
                                              ---------------------------------------------------------------------------
                                                                                                                 1,262
-------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--3.2%
    MISCELLANEOUS
                                              Standard & Poor's 500 Depository Receipt          8,600            1,104
                                                Trust Series I
                                              --------------------------------------------------------------------------
                                              TOTAL COMMON STOCK--95.7%

                                              (Cost: $32,500)                                                   32,939
                                              --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS--1.3%                                                               PRINCIPAL AMOUNT

    CONSUMER DISCRETIONARY--1.3%
    DEPARTMENT &
    CHAIN STORES
                                              Home Depot Inc., 3.25%, 2001                     $  155              461
                                              ---------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE BONDS--1.3%
                                              (Cost: $400)                                                         461
                                              ---------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
    CONVERTIBLE PREFERRED STOCKS--1.4%                                                         SHARES
--------------------------------------------------------------------------------------------------------------------------
    HEALTH--0.4%
    BIOTECHNOLOGY
                                              Monsanto Co., 6.5%                                3,700              133
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--1.0%
    CABLE TELEVISION
                                              Adelphia Communications Corp., 5.5%               2,000              355
                                              ----------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE PREFERRED STOCKS--1.4%

                                              (Cost: $553)                                                         488
                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET INSTRUMENTS--1.6%        (b) Repurchase Agreement with State Street
                                                Bank & Trust Company dated 9/30/1999,          $  560              560
                                                5.26%, due 10/01/1999
                                              (Cost: $560)
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $34,013)                                                   34,448
                                              ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing securities.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $34,017 for federal income tax purposes at September 30, 1999, the gross unrealized appreciation was $3,117, the gross unrealized depreciation was $2,686 and the net unrealized appreciation on investments was $431.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

September 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investment securities, at value
(Cost: $34,013)                                                 $34,448
-----------------------------------------------------------------------
Cash                                                                 22
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  118
-----------------------------------------------------------------------
  Fund shares sold                                                   80
-----------------------------------------------------------------------
  Dividends and interest                                             61
-----------------------------------------------------------------------
Deferred organization expense                                         7
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 34,736
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                             128
-----------------------------------------------------------------------
  Fund shares redeemed                                              105
-----------------------------------------------------------------------
  Other payables and accrued expenses                                18
-----------------------------------------------------------------------
    Total liabilities                                               251
-----------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $34,485
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Net assets consist of:
-----------------------------------------------------------------------
Undistributed net investment income                             $    24
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           435
-----------------------------------------------------------------------
Accumulated net realized gain (loss) on investments              (1,020)
-----------------------------------------------------------------------
Paid-in capital                                                  35,046
-----------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $34,485
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET ASSETS VALUE
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($17,118 /
  1,714 shares outstanding)                                       $9.99
-----------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)           $10.60
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($14,564 /
  1,459 shares outstanding)                                       $9.98
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($2,803 / 281
  shares outstanding)                                             $9.97
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

----------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------
Dividends                                                       $  737
----------------------------------------------------------------------
Interest                                                            34
----------------------------------------------------------------------
                                                                   771
----------------------------------------------------------------------
Expenses:
  Management fee                                                   182
----------------------------------------------------------------------
  Distribution services fee                                        122
----------------------------------------------------------------------
  Administrative services fee                                       77
----------------------------------------------------------------------
  Custodian, accounting and transfer agent fees                    210
----------------------------------------------------------------------
  Trustees' fees                                                    24
----------------------------------------------------------------------
  Reports to shareholders                                           68
----------------------------------------------------------------------
  Audit                                                             45
----------------------------------------------------------------------
  Legal                                                             26
----------------------------------------------------------------------
  Organization expense                                               3
----------------------------------------------------------------------
  Other                                                             17
----------------------------------------------------------------------
    Total expenses before expense waiver                           774
----------------------------------------------------------------------
Less expenses waived and absorbed by investment manager           (272)
----------------------------------------------------------------------
    Total expenses after expense waiver                            502
----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       269
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------

Net realized gain (loss) from investments                         (583)
----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                 1,959
----------------------------------------------------------------------
Net gain (loss) on investments                                   1,376
----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $1,645
----------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 1999 and 1998
(IN THOUSANDS)

                                                                 1999              1998(A)
------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment income                                         $   269            $    82
------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         (583)              (437)
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)                      1,959             (1,524)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        1,645             (1,879)
------------------------------------------------------------------------------------------
Distributions from net investment income                           (250)               (76)
------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions          14,527             20,418
------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          15,922             18,463
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------

Beginning of year                                               $18,563            $   100
------------------------------------------------------------------------------------------
End of year                                                      34,485             18,563
------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year            24                  6
------------------------------------------------------------------------------------------

(a) Commenced operations on January 30, 1998.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION
     OF THE FUND             Kemper U.S. Growth and Income Fund (the "fund") is
                             a diversified series of Kemper Securities Trust
                             (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT ACCOUNTING
     POLICY SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1999, the fund had a net tax basis capital loss carryforward of approximately $670,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2006 ($407,000) and September 30, 2007 ($263,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1998 through September 30, 1999, the fund incurred approximately $347,000 of net realized capital losses. As permitted by tax regulations, the fund intends to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             ORGANIZATION COSTS. Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of the first $250 million of average daily net assets declining to .53% of average daily net assets in excess of $2.5 billion. However, the fund incurred no management fee for the year ended
                             September 30, 1999, after an expense waiver by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $272,000 for the year ended September 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 1999 are $6,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 1999 are $149,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred administrative services fees for the year ended September 30, 1999, of $2,979 after an expense waiver by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $158,000 of which $9,000 is unpaid at September 30, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred accounting fees for the year ended September 30, 1999, of $46,000 of which $4,000 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended September 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $36,881

                             Proceeds from sales                          21,859

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS         The following table summarizes the activity in
                          capital shares of the fund (in thousands):

                                                          YEAR ENDED                    PERIOD ENDED
                                                      SEPTEMBER 30, 1999             SEPTEMBER 30, 1998
                                                     --------------------           --------------------
                                                     SHARES       AMOUNT            SHARES       AMOUNT
                          ------------------------------------------------------------------------------
                           SHARES SOLD
                           Class A                   1,270        $13,510           1,058        $10,643
                          ------------------------------------------------------------------------------
                           Class B                     988         10,195             753          7,603
                          ------------------------------------------------------------------------------
                           Class C                     395          4,035             376          3,777
                          ==============================================================================
                           SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                           Class A                      16            164               5             48
                          ------------------------------------------------------------------------------
                           Class B                       5             50               2             16
                          ------------------------------------------------------------------------------
                           Class C                       2             22               1              7
                          ==============================================================================
                           SHARES REDEEMED
                           Class A                    (548)        (5,724)           (104)        (1,024)
                          ------------------------------------------------------------------------------
                           Class B                    (252)        (2,916)            (29)          (300)
                          ------------------------------------------------------------------------------
                           Class C                    (459)        (4,809)            (38)          (352)
                          ==============================================================================
                           CONVERSION OF SHARES
                           Class A                      13            140              --             --
                          ------------------------------------------------------------------------------
                           Class B                     (13)          (140)             --             --
                          ------------------------------------------------------------------------------
                           NET INCREASE FROM
                           CAPITAL SHARE TRANSACTIONS             $14,527                        $20,418
                          ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    LINE OF CREDIT       The Fund and several Kemper funds (the
                          "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS


                                           -----------------------------
                                                      CLASS A
                                           -----------------------------
                                                           JANUARY 30,
                                           YEAR ENDED       1998 TO
                                           SEPTEMBER 30,   SEPTEMBER 30,
                                             1999            1998
------------------------------------------------------------------------
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------
Net asset value, beginning of period          $ 9.12            9.50
------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   .13             .07
------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .86            (.38)
------------------------------------------------------------------------
Total from investment operations                 .99            (.31)
------------------------------------------------------------------------
Less distribution from net investment
income                                           .12             .07
------------------------------------------------------------------------
Net asset value, end of period                $ 9.99            9.12
------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  10.87%          (3.36)
------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------
Expenses                                        1.24%           1.36
------------------------------------------------------------------------
Net investment income (loss)                    1.29            1.56
------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------
Expenses                                        2.10%           2.59
------------------------------------------------------------------------
Net investment income (loss)                    0.42             .33
------------------------------------------------------------------------

                                           -----------------------------
                                                      CLASS B
                                           -----------------------------
                                                           JANUARY 30,
                                           YEAR ENDED       1998 TO
                                           SEPTEMBER 30,   SEPTEMBER 30,
                                             1999            1998
------------------------------------------------------------------------
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------
Net asset value, beginning of period          $ 9.12            9.50
------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   .05             .03
------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .86            (.38)
------------------------------------------------------------------------
Total from investment operations                 .91            (.35)
------------------------------------------------------------------------
Less distribution from net investment
income                                           .05             .03
------------------------------------------------------------------------
Net asset value, end of period                $ 9.98            9.12
------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   9.96%          (3.72)
------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------
Expenses                                        2.01%           2.01
------------------------------------------------------------------------
Net investment income (loss)                     .52             .91
------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------
Expenses                                        2.97%           3.49
------------------------------------------------------------------------
Net investment income (loss)                    (.45)           (.57)
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------
                                                      CLASS C
                                           -----------------------------
                                             YEAR          JANUARY 30,
                                             ENDED          1998 TO
                                           SEPTEMBER 30,   SEPTEMBER 30,
                                             1999            1998
------------------------------------------------------------------------
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------
Net asset value, beginning of period          $ 9.12            9.50
------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .06             .03
------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .84            (.38)
------------------------------------------------------------------------
Total from investment operations                 .90            (.35)
------------------------------------------------------------------------
Less distribution from net investment
income                                           .05             .03
------------------------------------------------------------------------
Net asset value, end of period                $ 9.97            9.12
------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   9.88%          (3.71)
------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------
Expenses                                        1.99%           1.99
------------------------------------------------------------------------
Net investment income (loss)                     .54             .93
------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------
Expenses                                        2.78%           3.25
------------------------------------------------------------------------
Net investment income (loss)                    (.26)           (.33)
------------------------------------------------------------------------

------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------
                                            SIX MONTHS        PERIOD
                                               ENDED           ENDED
                                             MARCH 31,     SEPTEMBER 30,
                                               1999           1998(A)
------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                    $34,485         18,563
------------------------------------------------------------------------
Portfolio turnover rate (annualized)               74%            93
------------------------------------------------------------------------

Total returns do not reflect the effect of any sale charges. Scudder Kemper agreed to temporarily waive certain operating expenses of the fund during the year ended September 30, 1999. The Other ratios to average net assets are computed without this waiver.

Per share data was determined based on average shares outstanding during the year ended September 30, 1999.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER U.S. GROWTH AND INCOME FUND

                                  We have audited the accompanying statement of
                             assets and liabilities, including the portfolio of investments, of Kemper U.S. Growth And Income Fund as of September 30, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from January 30, 1998 to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                                  We have conducted our audits in accordance
                             with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

                                  In our opinion, the financial statements and
                             financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Growth And Income Fund at September 30, 1999, the results of its operations, the changes in net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                             Boston, Massachusetts
                             November 16, 1999

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY
Trustee                           President

JAMES R. EDGAR                    PHILLIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Trustee                           JOHN R. HEBBLE
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           LORI J. ENSINGER
                                  Vice President
KATHRYN L. QUIRK
Trustee and Vice President        JAMES M. EYSENBACH
                                  Vice President
FRED B. RENWICK
Trustee                           THOMAS W. LITTAUER
                                  Vice President
JOHN G. WEITHERS
Trustee                           ANN M. MCCREARY
                                  Vice President

                                  CORNELIA SMALL
                                  Vice President

                                  LINDA J. WONDRACK
                                  Vice President

                                  MAUREEN E. KANE
                                  Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer

-------------------------------------------------------------------------------
LEGAL COUNSEL                        DECHERT PRICE & RHOADS
                                     Ten Post Office Square South
                                     Boston, MA 02109
-------------------------------------------------------------------------------
TRANSFER AGENT AND                   KEMPER SERVICE COMPANY
SHAREHOLDER                          P.O. Box 219557
SERVICE AGENT                        Kansas City, MO 64121
-------------------------------------------------------------------------------
CUSTODIAN                            STATE STREET BANK AND TRUST COMPANY
                                     225 Franklin Street
                                     Boston, MA 02109
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS                 ERNST & YOUNG
                                     233 South Wacker Drive
                                     Chicago, IL 60606
-------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                KEMPER DISTRIBUTORS, INC.
                                     222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless
preseded or accompanied by a Kemper
Equity Style/Value Style prospectus.
KUSGIF - 2 (11/23/99)  1094250